UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2026

VERSES AI INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56692	88-2921736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, 8th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 988-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sales of Equity Securities

On March 13, 2026, Verses AI Inc. (the “Company”) closed a non-brokered private placement offering of 1,170,807 units (the “Units”) of the Company at a price of C$0.75 (US$0.55) per Unit (the “Offering”). Pursuant to the Offering, the Company raised gross cash proceeds of C$745,805 (approximately US$547,644) through the issuance of 994,407 Units, before deducting commissions and expenses incurred in connection with the Offering, and extinguished C$132,300 (approximately US$97,148) in liabilities through the issuance of 176,400 Units.

Each Unit is comprised of one Class A Subordinate Voting Share of the Company (a “Unit Share”) and one-half of one share purchase warrant (each whole share purchase warrant, a “Warrant”). Each Warrant entitles the holder to purchase one Class A Subordinate Voting Share of the Company (a “Warrant Share”) at an exercise price of C$1.00 (approximately US$0.73) per Warrant Share at any time until the date that is 24 months from the date of issuance, subject to adjustment in certain events. The foregoing description of the Warrants, does not purport to be complete and is qualified in its entirety by reference to the form of warrant which is attached to this Current Report on Form 8-K as Exhibits 4.1 and is incorporated into this Item 3.02 by reference.

The Units, the Unit Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and the Units, Unit Shares and Warrants were offered and sold in reliance on the exemptions from registration under the Securities Act, afforded by (i) Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder for sales to persons in the United States and (ii) Rule 903 of Regulation S of the Securities Act for sales to persons located outside of the United States who were not “U.S. persons” as defined in Rule 902(k) of Regulation S.

Item 8.01 Other Events.

On March 13, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This press release was issued pursuant to and in accordance with Rule 135c under the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Warrant dated March 13, 2026
99.1	Press Release dated March 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verses AI Inc.

March 17, 2026	By:	/s/ James Christodoulou
James Christodoulou
Chief Financial Officer

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